UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2016

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 29, 2016, National Beverage Corp. announced that the Special Committee of its Board of Directors approved the final redemption payment of the Special Series D Preferred Stock that was privately placed in January 2013.

This press release is furnished as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(c) Exhibit 99.1      Press release dated April 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

Date: May 2, 2016	/s/ Gregory P. Cook
Gregory P. Cook
Vice President- Controller and Chief Accounting Officer

EXHIBIT INDEX

99.1     Press release dated April 29, 2016.